                                                                 Exhibit 1.1


                                                               Draft 10-6-97


                               2,000,000 Shares*

                                  UBICS, Inc.
                                  Common Stock

                             Underwriting Agreement


                             ____________ ___, 1997


Parker/Hunter Incorporated
Scott & Stringfellow, Inc.
  As Representatives of the
  Several Underwriters named
  in Schedule II hereto
c/o Parker/Hunter Incorporated
600 Grant Street, 31st Floor
Pittsburgh, Pennsylvania 15219

Dear Sirs:

         UBICS, Inc., a Delaware corporation (the "Company"), and each of the selling stockholders listed in Schedule I hereto (each, a "Selling Stockholder" and collectively, the "Selling Stockholders") jointly and severally propose to sell to you and the other underwriters named in Schedule II hereto (collectively, the "Underwriters") for whom you are acting as Representatives ("you" or the "Representatives") an aggregate of 2,000,000 shares (the "Firm Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock"). The number of Firm Shares which the Selling Stockholders have agreed to sell to you is set forth opposite the name of such Selling Stockholder in
Schedule I hereto. The Firm Shares consist of 1,500,000 shares to be issued and sold by the Company and 500,000 outstanding shares to be sold by the Selling Stockholders. As indicated in Schedule I hereto, one of the Selling Stockholders also proposes to sell to the Underwriters an aggregate of not more than 300,000 additional shares of Common Stock (the "Option Shares") if requested by the Underwriters as provided in Section 2 hereof. The Firm Shares and the Option Shares are herein collectively called the "Shares." The Company and the Selling Stockholders are hereinafter collectively called the "Sellers."

         1. REGISTRATION STATEMENT AND PROSPECTUS. The Company represents that it prepared and filed on September 8, 1997 with the Securities and Exchange Commission (the "Commission"), in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively called the "Act"), a registration statement on Form S-1 (including the related preliminary prospectus) (File


--------
* Plus a 30-day option to purchase up to an additional 300,000 shares of Common Stock solely to cover over-allotments.

No. 333-35171) with respect to the Shares and such amendments thereof as may have been required to the date of this Agreement. Copies of such registration statement and any amendments, and all forms of the related prospectuses contained therein, have been delivered to you. Such registration statement, including the prospectus, Part II, any documents incorporated therein by reference and all financial statements and exhibits included therein or filed therewith, as amended at the time and on the date it becomes effective (the "Effective Date"), is herein referred to as the "Registration Statement."

                  Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the Act and paragraph (b) of Rule 424 ("Rule 424(b)") of the Act. The information included in such prospectus that was omitted from the Registration Statement at the time it became effective but that is deemed to be part of the Registration Statement at the time it became effective pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information." Each prospectus used before the Registration Statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement is herein called a "preliminary prospectus." Any registration statement filed pursuant to Rule 462(b) of the Act is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Shares is herein called the "Prospectus." For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

                  The Company and the Underwriters agree that up to 50,000 shares of the Common Stock to be purchased by the Underwriters (the "Reserved Shares") shall be reserved for sale by the Underwriters to certain employees and directors of the Company and certain outside parties (the "Eligible Persons"), as part of the distribution of the Common Stock by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. To the extent that such Reserved Shares are not orally confirmed for purchase by such Eligible Persons by the end of the first business day after the date of this Agreement, such Reserved Shares may be offered to the public as part of the public offering contemplated hereby.

         2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, (i) the Company agrees to issue and sell to the Underwriters 1,500,000 Firm Shares, (ii) each Selling Stockholder agrees to sell to the Underwriters the number of Firm Shares set forth opposite such Selling Stockholder's name in Schedule I hereto and (iii) each Underwriter agrees, severally and not jointly, to purchase the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto, at a purchase price per share of $________ (the "Purchase Price").


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         On the basis of the representations and warranties contained in this
Agreement and subject to the terms and conditions hereof, the Selling Stockholder identified in Schedule I hereto hereby grants to the several Underwriters an option to purchase, severally and not jointly, all or part of the Option Shares at the Purchase Price (the "Option"). The Option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part from time to time and within 30 days after the Effective Date. Any such exercise to purchase Option Shares may be exercised only by written notice by the Representatives to the Company and the Attorneys-in-Fact (defined herein) for the Selling Stockholders setting forth the aggregate number of Option Shares to be purchased and the date on which such Option Shares are to be delivered. If any Option Shares are to be purchased, each Underwriter, severally and not jointly, agrees to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as you may determine) which bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule II hereto.

         3. TERMS OF PUBLIC OFFERING. The Sellers are advised by you that the Underwriters propose (i) to make a public offering of the Shares on or as soon after the Effective Date as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus.

         4. DELIVERY AND PAYMENT. Delivery to you, as Representatives for the respective accounts of the Underwriters, of the certificates and payment for the Firm Shares shall be made and all other closing matters and transactions with respect to the Firm Shares shall take place at the offices of Buchanan Ingersoll Professional Corporation in Pittsburgh, Pennsylvania at 10:00 a.m., Pittsburgh time, on the fourth business day following the Effective Date, or at any such other time as may be agreed upon by the Representatives, the Company and the Selling Stockholders (the "Firm Closing Date"). The Firm Closing Date, the location of the delivery of the certificates and payment for the Firm Shares and the location of all other closing matters and transactions with respect thereto may be varied by agreement between you and the Sellers.

         Delivery to the Underwriters of the certificates and payment for any Option Shares to be purchased by the Underwriters shall be made at the offices of Buchanan Ingersoll Professional Corporation in Pittsburgh, Pennsylvania, at 10:00 a.m., Pittsburgh time, on such date (the "Option Closing Date"), which may be the same as the Firm Closing Date but shall in no event be earlier than the Firm Closing Date nor later than ten business days after the giving of the notice referred in Section 2 hereof, as shall be specified in a written notice from you to the Company and the Attorneys-in-Fact for the Selling Stockholders of your determination to purchase a number, specified in said notice, of Option Shares. All other closing matters and transactions with respect to the Option Shares shall take place at 10:00 a.m., Pittsburgh time, at the offices of Buchanan Ingersoll Professional Corporation in Pittsburgh, Pennsylvania on the Option Closing Date. The Option Closing Date, the location of the delivery of the certificates and payment for the Option Shares and the location of all other closing matters and transactions with respect thereto may be varied by agreement between you and the Sellers. The Firm Closing Date and the Option Closing Date are individually referred to as a "Closing Date" and together as the "Closing Dates."

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         Certificates for the Shares shall be registered in such names and issued in such denominations as you shall request in writing not later than two full business days prior to the Firm Closing Date or the Option Closing Date, as the case may be. Such certificates shall be made available to you for inspection not later than 9:30 a.m., Pittsburgh time, on the business day next preceding the Firm Closing Date or the Option Closing Date, as the case may be. Certificates in definitive form evidencing the Firm Shares and Option Shares shall be delivered to you on the Firm Closing Date or the Option Closing Date, as the case may be, with any transfer taxes thereon duly paid by the respective Sellers, for the respective accounts of the several Underwriters, against payment of the purchase price therefor by certified or official bank check payable in New York Clearing House or other next day funds to the order of the Company and Manohar B. Hira, O'Neil Nalavadi or Babu Srinivas as custodians for each of the Selling Stockholders.

         5. COVENANTS OF THE COMPANY. The Company covenants and agrees with you and each Underwriter as follows:

                   (a) The Company will use its best efforts to cause the Registration Statement to become effective at the earliest possible time, and will comply with the provisions of, and make all requisite filings with, the Commission pursuant to Rule 430A, as applicable, in a timely manner, and if filing of the prospectus with the Commission is required under Rule 424(b), the Company shall file the Prospectus, properly completed, with the Commission pursuant to Rule 424(b) within the time period therein prescribed and shall provide evidence satisfactory to you of such timely filing, and prepare and file with the Commission, promptly upon your reasonable request, any amendments of the Registration Statement or amendments of or supplements to the Prospectus which, in your opinion, may be necessary or advisable in connection with the distribution of the Shares.

                   (b) The Company will, within the time during which a Prospectus relating to the Shares is required to be delivered under the Act, comply with all requirements imposed upon it by the Act, as now or hereafter amended, so far as is necessary to permit the continuance of sales of or dealings in the Shares as contemplated by the provisions hereof and the Prospectus.

                   (c) The Company will comply with the requirements of Rule 430A and will advise you promptly and, if requested by you, confirm such advice in writing,
                           (i) when the Registration Statement has become effective, any Rule 462(b) Registration Statement has become effective, when the Prospectus has been filed, when any post-effective amendment to the Registration Statement has become effective, or any amendment of or supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission,
                           (iii) of any request by the Commission for amendments to the Registration Statement

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                           or any amendment or supplement to the Prospectus or
                           for additional information, (iv) of the issuance by the Commission or any state or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, any 462(b) Registration Statement or suspending or preventing the use of any preliminary prospectus or the Prospectus or suspending the qualification of the Shares for offering or sale in any jurisdiction, or the threatening or initiation of any proceeding for any such purpose, (v) of receipt by the Company or any representative of or attorney for the Company of any other communications from the Commission relating to the Company, the Registration Statement (including any amendments thereto), any 462(b) Registration Statement, any preliminary prospectus, Prospectus or the transactions contemplated by this Agreement, and
                           (vi) of the happening of any event during the period referred to in paragraph (e) below which makes any statement of a material fact made in the Registration Statement or the preliminary prospectus untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission or any state or other regulatory body shall issue any stop order suspending the effectiveness of the Registration Statement (including any post-effective amendments thereto) or any 462(b) Registration Statement, the Company will make every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                   (d) The Company will not file the Registration Statement (including any amendment thereto), any 462(b) Registration Statement or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus which is not first approved by you after reasonable notice thereof.

                   (e) The Company has delivered to each Underwriter, without charge, as many copies of the preliminary prospectus as such Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the Act. The Company will promptly, after the Registration Statement becomes effective and from time to time thereafter for such period that a prospectus relating to the Shares is required by law to be delivered, furnish to you and to each Underwriter and each dealer designated by you, without charge, as many copies of the Prospectus (including any amendment or supplement thereto) as you may from time to time reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

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

                   (f) The Company will comply with the Act so as to permit the completion of the distribution of the Shares as contemplated by this Agreement and in the Prospectus. If, during the period specified in paragraph (e) above, any event shall occur as a result of which the Prospectus as then amended or supplemented includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or if it shall be necessary at any time to amend the Registration Statement or amend or supplement the Prospectus to comply with the Act and any other law, the Company will forthwith prepare and file with the Commission (at the expense of the Company), subject to the provisions of paragraph (e) above, an appropriate post-effective amendment to the Registration Statement or amendment or supplement to the Prospectus so that the statements in the Registration Statement and the Prospectus as so amended or supplemented, respectively, will correct such statement or omission and shall use its reasonable best efforts to have any such post-effective amendment to the Registration Statement declared effective as soon as possible, and to furnish to you and to each Underwriter and each dealer as you shall specify, such number of copies thereof as you may reasonably request.

                   (g) The Company will promptly deliver to you three (3) manually signed copies of the Registration Statement, including exhibits and all amendments thereto, and to those persons (including your counsel) whom you identify to the Company, such quantity of conformed copies of the Registration Statement with exhibits, any 462(b) Registration Statement, each preliminary prospectus, the Prospectus and all amendments of and supplements to such documents, if any, as you may reasonably request. The copies of the Registration Statement and each amendment thereto and the Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                   (h) The Company will cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offer and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions (domestic or foreign), as you may reasonably request, to continue such qualification in effect so long as reasonably required for distribution of the Shares and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required to register or qualify as a foreign corporation or to take any action which would subject it to the service of process in suits, other than as to matters and transactions relating to the offer and sale of the Shares, in any jurisdiction where it is not now so subject. In each jurisdiction in which the Shares have been so qualified, the Company will file such amendments and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the later of the Effective Date of the Registration Statement and the effective date of any Rule 462(b) Registration Statement.

                   (i) The Company will timely file such reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as are necessary in order to make generally available to its security holders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the Act.

                   (j) The Company will, during the period of five years after the date of this Agreement, furnish to you, in such quantity as you may reasonably request for distribution to the Underwriters, as soon as available, a copy of (i) each report of the Company mailed to security holders and (ii) all reports, financial statements and proxy or information statements filed by the Company with the Commission or with any national securities exchange.

                   (k) The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Exchange Act, and the rules and regulations of the Commission thereunder.

                   (l) The Company will use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by the Company prior to the Firm Closing Date or the Option Closing Date, as the case may be, and to satisfy all conditions precedent to the delivery of the Shares.

                   (m) The Company, for a period of 180 days after the date of the Prospectus, will not, without the prior written consent of Parker/Hunter Incorporated, directly or indirectly, sell, offer, contract or grant an option to sell, pledge, transfer or otherwise dispose of or announce the offering of or the filing of any registration statement under the Act, in respect of any shares of Common Stock, options or warrants to acquire shares of Common Stock, or publicly announce the intention to do any of the foregoing; other than (i) the Company's issuance and sale of Shares in accordance with this Agreement, and (ii) the grant of stock options under the Company's 1997 Stock Option Plan as set forth in the Prospectus (and the filing of a registration statement on Form S-8 in connection therewith).

                   (n) The Company will apply the net proceeds of the sale of the Shares sold by the Company as set forth under the "Use of Proceeds" in the Prospectus.



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

                   (o) The Company shall take such steps as shall be necessary to ensure that the Company shall not become an "investment company" or a company "controlled" by an "investment company" within the meaning of such terms under the Investment Company Act of 1940, as amended (the "Investment Company Act").

                   (p) Prior to the Firm Closing Date, and if the Option Shares are purchased by the Underwriters, the Option Closing Date, without your prior written consent, the Company shall issue no press release or other communication or hold any press conference with respect to the offering of the Shares or the financial condition, results of operations, operations, business, business prospects, properties, assets or liabilities of the Company.

                   (q) The Company will use its best efforts to cause the Common Stock to be quoted on the Nasdaq National Market.

                   (r) The Company hereby agrees that it will ensure that the Reserved Shares will be restricted as required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of this Agreement. The Underwriters will notify the Company as to which persons will need to be so restricted. At the request of the Underwriters, the Company will direct the transfer agent to place a stop transfer restriction upon such securities for such period of time. Should the Company release, or seek to release, from such restrictions any of the Reserved Shares, the Company agrees to reimburse the Underwriters for any reasonable expenses (including, without limitation, legal expenses) they incur in connection with such release.

                   (s) The Company shall comply with all provisions of all undertakings contained in the Registration Statement.

         6. COVENANTS OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders, severally and not jointly, covenants and agrees with you and each Underwriter as follows:

                   (a) Such Selling Stockholder, for a period of 180 days from the date of the Prospectus, will not, without the prior written consent of Parker/Hunter Incorporated, directly or indirectly, sell, offer, contract or grant an option to sell (including, without limitation, any short sale), pledge, transfer, establish an open put equivalent position or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock held by it or publicly announce the intention to do any of the foregoing; other than such Selling Stockholder's sale of Shares in accordance with this Agreement.

                   (b) To take all reasonable actions in cooperation with the Company and the Underwriters to cause the Registration Statement to become effective at



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

                           the earliest practicable time, and to do and perform all things to be done and performed by it under this Agreement prior to each Closing Date and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

                   (c)     If, at any time during the period described in
                           Section 5(e) hereof, there is any change in the information referred to in Section 7(e), 7(f), 7(g) or 7(h), if applicable, hereof, to immediately notify you and the Company of such change.

                   (d) Such Selling Stockholder will not take, directly or indirectly, prior to the termination of the offering of the Shares contemplated by this Agreement, any action designed to stabilize or manipulate the price of the Common Stock or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock.

                   (e) In order to document the Underwriters' compliance with the reporting and withholding provision of the Internal Revenue Code of 1986, as amended (the "Code"), such Selling Stockholder shall deliver to you, on or prior to the Firm Closing Date, a properly completed and executed United States Treasury Department Form W-8 (or other applicable form or statement specified by Treasury Department Regulations in lieu thereof).

         7.        REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS.
Each of the Selling Stockholders with respect to itself and severally and not jointly, represents and warrants to you and each Underwriter that:

                   (a) Such Selling Stockholder is the sole owner of the number of Shares set forth opposite such Selling Stockholder's name in Schedule I hereto; and, upon delivery of and payment for the Shares to be sold by the Selling Stockholder to each Underwriter in accordance with this Agreement, title to such Shares will be free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, voting trusts and any claims whatsoever (other than any placed thereon by the Underwriters).

                   (b) Such Selling Stockholder has been duly organized and is validly existing as a corporation in good standing under the laws of the British Virgin Islands and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement.

                   (c) This Agreement has been duly and validly authorized, executed and delivered by such Selling Stockholder (or the Attorneys-in-Fact on behalf of such Selling Stockholder) and is a legal and binding obligation of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity) and except insofar as rights to indemnification and contribution contained herein may be limited by federal or state securities laws or related public policy.

                   (d) The execution and delivery by such Selling Stockholder (or the Attorneys-in-Fact, on behalf of such Selling Stockholder) of, and its performance of its obligations under, this Agreement, the Custody Agreement (defined herein) and the consummation of the transactions contemplated hereby and thereby, respectively (including the sale of the Shares hereunder), will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default under (or an event that with notice or lapse of time, or both, would constitute a default under) or require approval or consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder or any of its subsidiaries pursuant to the terms of any agreement, contract, indenture, mortgage, lease, license, arrangement or understanding to which such Selling Stockholder or any of its subsidiaries is a party, or to which any of its respective properties is subject, that is material to such Selling Stockholder or any of its subsidiaries or any governmental franchise, license or permit heretofore issued to such Selling Stockholder or any of its subsidiaries that is material to such Selling Stockholder or any of its subsidiaries, or (ii) violate or conflict with any provision of the articles or certificate of incorporation, by-laws or similar governing instruments of such Selling Stockholder or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or any of its subsidiaries or any of their respective properties or assets, except for those violations or conflicts that, individually or in the aggregate, would not have a Material Adverse Effect (defined herein) on such Selling Stockholder or any of its subsidiaries, taken as a whole.

                   (e)     No filing with, or consent, approval,
                           authorization, order, registration, qualification, license, permit or decree of, any court or any public, governmental or regulatory agency or body having jurisdiction over a Selling Stockholder or any of its properties or assets is required for (i) such Selling Stockholder's execution and delivery of, and performance of its obligations under, this Agreement, the Custody Agreement and the consummation of the transactions contemplated hereby and thereby, respectively (including the sale of the Shares hereunder), except for the registration of the Shares under the Act and the Exchange Act, the authorization of the Shares for quotation on the Nasdaq National Market, such filings and registration as may be required under state securities or Blue Sky laws and the securities laws of foreign jurisdictions in connection with the purchase and distribution of the Shares by the Underwriters and those already obtained.

                   (f) Such Selling Stockholder has placed in custody under the Irrevocable Power of Attorney and Custody Agreement with Manohar B. Hira, O'Neil Nalavadi and Babu Srinivas, or any of them, as Attorneys-in-Fact (the "Custody Agreement"), for delivery under this Agreement, certificates in negotiable form representing the Shares to be sold by such Selling Stockholder hereunder. Such Selling Stockholder specifically agrees that the Shares represented by the certificates so held in custody for such Selling Stockholder are subject to the interest of the Underwriters, that the arrangements made by such Selling Stockholder for such custody are to that extent irrevocable and that the obligations of such Selling Stockholder hereunder shall not be terminated by any act of such Selling Stockholder, by operation of law, by dissolution or insolvency of such Selling Stockholder or the occurrence of any other event.

                   (g) To the extent that statements or omissions are made in the Registration Statement, the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder specifically for use therein (the "Written Information"), on the Effective Date, the date the Prospectus is first filed with the Commission pursuant to Rule 424(b) of the Act (if required), at all times subsequent thereto and including the Firm Closing Date, when any 462(b) Registration Statement becomes effective, when any post-effective amendment to the Registration Statement becomes effective or any amendment or supplement to the Prospectus is filed with the Commission, and during such longer period as the Prospectus may be required to be delivered in connection with sales of Shares by the Underwriters or a dealer, the Registration Statement, any 462(b) Registration Statement, and the Prospectus (as amended or supplemented if the Company shall have filed with the Commission an amendment or supplement thereto) did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein (in the case of the Prospectus, in light of the circumstances under which it was made) not misleading. Such Selling Stockholder has reviewed the most recent preliminary prospectus, the Prospectus (if the same shall be in existence) and the Registration Statement, and the information regarding such Selling Stockholder set forth therein that is based upon the Written Information is complete and accurate. From the Effective Date through the Firm Closing Date, such Selling Stockholder will advise the Representatives in writing if and to the extent that such information based upon the Written Information does not conform with the requirements of the Act or contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements made therein (in the case of the Prospectus, in light of the circumstances under which it was made) not misleading.

                   (h) There are no contracts, agreements or understandings between such Selling Stockholder and any person entitling such person to any fee, commission or payment from such Selling Stockholder in connection with the Shares to be sold by such Selling Stockholder, other than the compensation due and payable to the Underwriters as described in the Registration Statement.

         Any certificate signed by any officer of such Selling Stockholder delivered to the Representatives or to counsel to the Underwriters shall be deemed a representation and warranty by such Selling Stockholder to each Underwriter as to the matters covered thereby.

         8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE PRINCIPAL STOCKHOLDER AND VIJAY MALLYA. Each of the Company, United Breweries Information Consultancy Services Ltd., a British Virgins Islands corporation (the "Principal Stockholder"), and Vijay Mallya, the beneficial owner of the Principal Stockholder, jointly and severally, represent and warrant to you and to each Underwriter that:

                   (a) Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Act.

                            (i) At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became effective and at the Firm Closing Date (and, if any Option Shares are purchased, at the Option Closing Date), the Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, any preliminary prospectus and any amendment or supplement thereto, at their respective times of issuance and at the Firm Closing Date, (and, if any Option Shares are purchased, at the Option Closing Date), complied and will comply in all material respects with the requirements of the Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Firm Closing Date, (and, if any Option Shares are purchased, at the Option Closing Date), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                            (ii) No stop order preventing or suspending the use of any preliminary prospectus has been issued by the Commission; and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, the Principal Stockholder or Vijay Mallya, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with, and when any preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement or as an amendment thereof or any Rule 462(b) Registration Statement or pursuant to Rule 424(b)) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto conformed in all material respects with the applicable requirements of the Act and did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                            (iii)   Each preliminary prospectus and the
                                    Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                            (iv) No representation and warranty, however, is made in this subsection 8(a) by the Company, the Principal Stockholder and Vijay Mallya with respect to written information contained in or omitted from the Registration Statement, any Rule 462(b) Registration Statement, the Prospectus, any preliminary prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information with respect to the Underwriters and the plan of distribution of the Shares furnished to the Company on your behalf by the Representatives expressly for use in connection with the preparation thereof.

                   (b) The Shares have been approved for quotation upon notice of issuance on the Nasdaq National Market.

                   (c) Each contract, agreement, instrument, lease, license or other item required to be described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement has been so described or filed, as the case may be.

                   (d) Arthur Andersen LLP, whose separate report appears in the Registration Statement, are independent public accountants with respect to the Company, as required by and within the meaning of the Act. The financial statements (including the related notes thereto) of the Company (the "Company Financials") included in the Registration Statement or any preliminary prospectus, or to be included in the Prospectus, fairly present the financial position, results of operations and cash flows of the Company and the other information purported to be shown therein at the respective dates and for the respective periods to which they apply. The Company Financials have been prepared in accordance with generally accepted accounting principles as in effect in the United States ("US GAAP") consistently applied throughout the periods involved, except as disclosed therein, and are, in all material respects, in accordance with the books and records of the Company. Any "pro forma" and "pro forma as adjusted" financial information included in the Registration Statement or any preliminary prospectus, or to be included in the Prospectus, fairly present the information purported to be shown therein at the respective dates thereof and for the respective periods covered thereby and all adjustments have been properly applied. The selected financial data and the summary financial information included in the Registration Statement and Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement. No other financial statements are required by Form S-1 or otherwise to be included in the Registration Statement or the Prospectus other than those included therein.

                   (e) Subsequent to the respective dates as of which information is given in the Registration Statement, except as set forth in the Registration Statement or as may be set forth in the Prospectus, there has not been any material adverse change in the business, business prospects, properties, operations, condition (financial or other) or results of operations of the Company, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Effect"), and since the date of the latest balance sheet of the Company included in the Registration Statement, and except as described in the Prospectus, (i) the Company (A) has not incurred or undertaken any liabilities or obligations, direct or contingent, that are, individually or in the aggregate, material to the Company; or (B) entered into any transaction not in the ordinary course of business that is material to the Company; and (ii) the Company has not declared or paid any dividend on or made any distribution of or with respect to any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

                   (f) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to issue, sell and deliver the Shares in accordance with the terms and conditions thereof.

                   (g) This Agreement has been duly and validly authorized, executed and delivered by the Company and is a legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting rights and remedies of creditors and other obligees generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and except insofar as rights to indemnification and contribution contained herein may be limited by federal or state securities laws or related public policy.

                   (h) The Company's execution and delivery of, and its performance of its obligations under, this Agreement and the consummation of the transactions contemplated hereby and in the Registration Statement (including the issuance and sale of the Shares and the use of proceeds from the sale of Shares as described in the Prospectus under the caption "Use of Proceeds") will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default under (or an event that with notice or lapse of time, or both, would constitute a default under) or require approval or consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement, contract, indenture, mortgage, lease, license, arrangement or understanding to which the Company is a party, or to which any of its properties is subject, that is material to the Company (hereafter, collectively, "Material Contracts"), or any governmental franchise, license or permit heretofore issued to the Company that is material to the Company (hereafter, collectively, "Material Permits"), (ii) violate or conflict with any provision of the certificate of incorporation, by-laws or similar governing instruments of the Company or (iii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties or assets except for those violations or conflicts that, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

                   (i)     No filing with, or consent, approval,
                           authorization, order, registration, qualification, license, permit or decree of, any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its respective properties or assets is required for (i) the Company's execution and delivery of, and its performance of its obligations under, this Agreement, and the consummation of the transactions contemplated hereby (including the issuance and sale of the Shares and the use of proceeds from the sale of Shares as described in the Prospectus under the caption "Use of Proceeds"), except the registration of the Shares under the Act and the Exchange Act, the approval of the Shares for quotation on the Nasdaq National Market, such filings and registrations as may be required under state securities or Blue Sky laws and the securities laws of foreign jurisdictions in connection with the purchase and distribution of the Shares by the Underwriters and those already obtained.

                   (j) All of the currently outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and were not issued in violation of or subject to any preemptive rights.

                   (k) The Shares have been duly authorized and, when issued, delivered and sold in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable, and will not have been issued in violation of or be subject to any preemptive rights, and the Underwriters will receive valid title to those Shares to be purchased by them from the Company, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, voting trusts and any claims whatsoever (other than any placed thereon by the Underwriters).

                   (l) The Company has, as of the date hereof, and will have, as of the Firm Closing Date and the Option Closing Date, if any, an authorized and outstanding capitalization as set forth in the Registration Statement and as shall be set forth in the Prospectus, both on an historical basis and as adjusted basis to give effect to the offering of the Shares. The Company's capital stock conforms to the description thereof set forth in the Registration Statement and as shall be set forth in the Prospectus. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of options referred to in the Prospectus).

                   (m) There is no commitment, plan or arrangement to issue, and no outstanding option, warrant or other right calling for the issuance of, any shares of capital stock (or similar interests) of the Company or any security or other instrument that by its terms is convertible into, exercisable for or exchangeable for or evidencing the right to purchase capital stock (or similar interests) of the Company, except as described in the Registration Statement and as shall be described in the Prospectus.

                   (n) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement.

                   (o) The Company is qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary except for those failures to be so qualified or in good standing that will not in the aggregate have a Material Adverse Effect.

                   (p) The Company is not in any material respect in violation or breach of, or in default under (nor has an event occurred that with notice, lapse of time or both, would constitute a default under), any Material Contract, and each Material Contract is in full force and effect, and is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting the rights and remedies of creditors and other obligees generally and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                   (q) There is no action, suit, litigation, arbitration, claim, governmental or other proceeding before or brought by any court or governmental agency or body, domestic or foreign, pending or, to the best knowledge of the Company, the Principal Stockholder or Vijay Mallya, threatened or contemplated with respect to the Company or any of their respective operations, businesses, properties or assets, except as described in the Registration Statement and as shall be described in the Prospectus. The Company is not or, to the best knowledge of the Company, the Principal Stockholder or Vijay Mallya, with the giving of notice or lapse of time or both would be, in violation of or noncompliance with the requirements of any Material Permit or the provisions of any law, rule, regulation, order, judgment or decree, including, but without limitation thereto, all applicable federal, state and local laws and regulations relating to (i) immigration, (ii) zoning, land use, protection of the environment, human health and safety or hazardous or toxic substances, wastes, pollutants or contaminants and (ii) employee or occupational safety, discrimination in hiring, promotion or pay of employees, employee hours and wages or employee benefits, except for such violations or failures of compliance that, individually or in the aggregate, would not have a Material Adverse Effect.

                   (r) Except as described in the Registration Statement and as shall be described in the Prospectus, the Company has (i) good and marketable title to all real and personal properties owned by it, free and clear of all liens, security interests, pledges, charges, claims, encumbrances, restrictions and mortgages and (ii) valid, subsisting and enforceable leases and subleases for all real and personal properties leased by it, subject to such exceptions as, individually or in the aggregate, do not have and are not reasonably likely to have a Material Adverse Effect, and the Company has not had any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company to the continued possession of the leased or subleased premises under any such lease or sublease. No real property owned, leased, licensed or used by the Company lies in an area that is, or to the best knowledge of the Company will be, subject to zoning, use or building code restrictions that would prohibit, and, to the best knowledge of the Company, no state of facts relating to the actions or inaction of another person or entity or his, her or its ownership, leasing, licensing or use of any real or personal property exists that would prevent, the continued effective ownership, leasing, licensing or use of such real property in the business of the Company as presently conducted or as the Prospectus indicates are contemplated to be conducted, subject to such exceptions as, individually or in the aggregate, do not have, and are not reasonably likely to have, a Material Adverse Effect.

                   (s) The Company directly owns or possesses all patents, patent rights, licenses, inventions, copyrights, trademarks, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), service marks and trade names or other intellectual property and intangibles (collectively, "Intellectual Property") necessary to conduct its business as now conducted and proposed to be conducted as disclosed in the Registration Statement and as shall be disclosed in the Prospectus, except where the failure to own or possess such Intellectual Property, individually or in the aggregate, would not have a Material Adverse Effect. Other than as disclosed in the Registration Statement and as shall be disclosed in the

                           Prospectus, neither the Company, the Principal Stockholder nor Vijay Mallya has received any notice, or is otherwise aware of, infringement of or conflict with the asserted rights of others with respect to any Intellectual Property or any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate which, if adversely determined, would have a Material Adverse Effect. To the best knowledge of the Company, the Principal Stockholder and Vijay Mallya, there is no infringement by others of any Intellectual Property of the Company that has had or is reasonably likely to have a Material Adverse Effect. The Company has registered and owns the rights to the trademark and related logo for "UBICS" in all jurisdictions, domestic or foreign, in which such trademarks and logos are currently being or are contemplated to be used and in which such registration is currently permitted.

                   (t) The Company possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; the Company is in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, individually or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and the Company has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                   (u) Except as described in the Registration Statement and except as would not, individually or in the aggregate, result in a Material Adverse Effect (A) the Company is not in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company has all permits, authorizations and approvals required under any applicable Environmental Laws and is in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violations, investigations or proceedings relating to any Environmental Law against the Company, and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company relating to Hazardous Materials or any Environmental Laws.

                   (v) The Company and any entity which would be treated as a single employer under Section 414(b), (c), (m) or (o) of the Code, including the regulations and published interpretations thereunder (the "Code") (each such entity, an "ERISA Affiliate"), is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") and, if applicable, the Code; no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company or any ERISA Affiliate would have any liability; neither the Company nor any ERISA Affiliate has incurred or expects to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any such "pension plan" or (ii) Sections 412 or 4971 of the Code; and each "pension plan" for which the Company or any ERISA Affiliate would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                   (w) Neither the Company nor, to the Company's, the Principal Stockholder's or Vijay Mallya's best knowledge, any director, officer or employee of the Company or the Principal Stockholder has, directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                   (x) No person or entity has the right, by contract or otherwise, to require registration under the Act of shares of capital stock or other securities of the Company.

                   (y) Neither the Company, the Principal Stockholder nor any of their respective officers, directors or affiliates (as defined in the Act) has taken or will take, directly or indirectly, prior to the termination of the offering of the Shares contemplated by this Agreement, any action designed to stabilize or manipulate the price of the Common Stock or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock.

                   (z) The Company is not, and upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act.

                   (aa) Except as may be set forth in the Prospectus, the Company has not incurred any liability for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

                   (bb) The Company maintains systems of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with US GAAP and to maintain accountability for assets; (iii) the access to the respective assets of the Company is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

                   (cc) Other than as disclosed in the Registration Statement and as shall be disclosed in the Prospectus, no labor dispute with the employees of the Company exists or, to the best knowledge of the Company, the Principal Stockholder or Vijay Mallya, is imminent, and the Company, the Principal Stockholder and Vijay Mallya are not aware of any existing or imminent labor disturbance by the employees of any of the Company's suppliers, customers or contractors which, in either case, is or is reasonably likely to have a Material Adverse Effect.

                   (dd) (i) All United States federal income tax returns of the Company required by law to be filed have been filed, and all taxes shown by such returns or otherwise assessed that are due and payable have been paid, except assessments against which appeals have been or will be promptly taken and (ii) the Company has filed all other tax returns that are required to have been filed by them pursuant to the applicable laws of all other jurisdictions, and the Company has paid all taxes due pursuant to said returns or pursuant to any assessment received by the Company, except for such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with US GAAP. The charges, accruals and reserves on the consolidated books of the Company in respect of any tax liability for any years not finally determined are adequate to meet any assessments or reassessments for additional tax for any years not finally determined.

                   (ee) The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage from similar insurers as may be necessary to continue its business, except as are disclosed in the Registration Statement and as shall be disclosed in the Prospectus.

                   (ff) No relationship, direct or indirect, exists between or among the Company on the one hand and the directors, officers, the Principal Stockholder, customers or suppliers of the Company on the other hand, which is required to be described in the Registration Statement and Prospectus by the Act and which is not so described.

                   (gg) There are no contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto which have not been so described and filed as required.

         Any certificate signed by any officer of the Company or by any officer of the Principal Stockholder delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranted by the Company or the Principal Stockholder, as the case may be, to each Underwriter as to the matters covered thereby.

         9.        INDEMNIFICATION.

                   (a) Each of the Company, the Principal Stockholder and Vijay Mallya agrees, jointly and severally, to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or
                           Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities, judgments or expenses (including the reimbursement of any legal or other expenses incurred by them in connection with investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or action in respect thereof) (i) arise out of or based upon any untrue statement or alleged untrue statement made by the Company, the Principal Stockholder and Vijay Mallya in Section 8 hereof or (ii) arise out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information or the Prospectus or any preliminary prospectus, or in any amendment or supplement thereto, any Rule 462(b) Registration Statement, or caused by any omission or alleged omission to state in such document such material fact if required to be stated therein or necessary to make the statements therein not misleading or (iii) or in any Blue Sky application or other document executed by the Company specifically for that purpose or based upon any written information furnished by the Company filed in that state or other jurisdiction in order to qualify any Shares under the securities laws thereof, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) to the extent that but only to the extent that any such losses, claims, damages, liabilities, judgments or expenses arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by you or on your behalf with respect to the Underwriters expressly for use therein.

                   (b) Each of the Selling Stockholders agrees, severally and not jointly, to indemnify and hold harmless each Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities, judgments or expenses (including the reimbursement of any legal or other expenses incurred by them in connection with investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation) to which they or any of them may become subject under the act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) (i) arise out of or based upon any untrue statement or alleged untrue statement made by such Selling Stockholder in Section 7 hereof or (ii) arise out of or based only upon an untrue statement or alleged untrue statement of a material fact contained in the section entitled "Principal and Selling Stockholders" (including the table and notes thereto) or elsewhere in the Registration Statement (or any amendment thereto), including Rule 430A Information or the Prospectus or any preliminary prospectus, or in any amendment or supplement thereto, any Rule 462(b) Registration Statement, or caused by any omission or alleged omission to state in such document or section such material fact if required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter to the extent that but only to the extent that any such losses, claims, damages, liabilities, judgments or expenses arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to the Company by you or on your behalf with respect to the Underwriters expressly for use therein.

                   (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, the Selling Stockholders, and any person, if any, controlling the Company and the Selling Stockholders within the meaning of
                           Section 15 of the Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Selling Stockholders to each Underwriter, but only with reference to information furnished in writing by or on behalf of such Underwriter expressly for use in the Registration Statement (or any amendment thereto) including Rule 430A Information, the Prospectus or any preliminary prospectus, or in any amendment or supplement thereto; provided, however, that in no case shall the Underwriters be liable or responsible for any amount in excess of the aggregate underwriting discounts and commissions applicable to the Shares purchased by such Underwriters hereunder. This indemnity will be in addition to any liability that the Underwriters may otherwise have to the Company or any such director, officer or controlling person, or the Selling Stockholders, including under this Agreement. The Company acknowledges that the statements set forth in the last paragraph of the cover page, the legend concerning stabilization on the inside front cover page of the Prospectus and the statements set forth under the captions "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement (or any amendment thereto), and any related preliminary prospectus and the Prospectus, or in any amendment or supplement thereto.

                   (d) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served (but the omission so to notify such indemnifying party of such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party under this Section and except to the extent that it has been prejudiced in any material respect by such failure or from any liability that it may have otherwise).
                           In case any action, suit or proceeding shall be brought against any Underwriter or any person controlling such Underwriter within the meaning of
                           Section 15 of the Act or Section 20 of the Exchange Act, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. In case any such action, suit or proceeding shall be brought against any other indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereon. Any indemnified party shall have the right to employ separate counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party, unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party), or
                           (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of clauses (i), (ii) and (iii), the fees and expenses of counsel shall be borne by the indemnifying parties; provided, however, that the indemnifying parties shall not be liable for more than one firm of counsel on behalf of the indemnified parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent (which consent shall not be unreasonably withheld).

                   (e) In connection with the offer and sale of the Reserved Shares, the Company agrees, promptly upon a request in writing, to indemnify and hold harmless the Underwriters from and against any and all losses, liabilities, claims, damages and expenses incurred by them as a result of the failure of the Eligible Persons to pay for and accept delivery of Reserved Shares which, by the end of the first business day following the date of this Agreement, were subject to a properly confirmed agreement to purchase.

                   (f)     In order to provide for contribution in
                           circumstances in which the indemnification provided for in this Section 9 is for any reason held to be unavailable or is insufficient to hold harmless a party indemnified thereunder, the indemnifying party shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims, damages, liabilities and expenses suffered by the Company and the Selling Stockholders, any contribution received by the Company and the Selling Stockholders from persons, other than one or more of the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of
                           Section 15 of the Act or Section 20 of the Exchange Act, directors of the Company and officers of the Company who signed the Registration Statement) to which the indemnified party may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and Vijay Mallya, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in this
                           Section 9, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Stockholders and Vijay Mallya, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and Vijay Mallya, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders (the "Net Proceeds") and (y) the underwriting discounts and commissions received by the Underwriters, respectively bear to the total proceeds to the public of the Shares, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, the Selling Stockholders and Vijay Mallya, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or Vijay Mallya, as such, on the one hand, or the Underwriters, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders, Vijay Mallya and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Subsection 9(f) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The Company's, the Selling Stockholders' and Vijay Mallya's obligations in this Subsection 9(f) to contribute are joint and several, and the Underwriters' obligations under this Subsection 9(f) to contribute are several and not joint. Notwithstanding the provisions of this Subsection 9(f), (i) in no case shall any Underwriter be required to contribute any amount in excess of the amount by which the aggregate public offering price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or such omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Subsection 9(f), each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter and each person, if any, who controls the Company or the Selling Stockholders within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, the directors of the Company and each officer of the Company who shall have signed the Registration Statement shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Subsection 9(f). Any party entitled to contribution shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Subsection 9(f), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Subsection 9(f) or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its written consent; provided, however, that such written consent was not unreasonably withheld. For purposes of this Section, the Net Proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Selling Stockholders and Vijay Mallya and information supplied by the Company shall also be deemed to have been supplied by the Selling Stockholders and Vijay Mallya.

                   (g) The obligations of the Company, the Selling Stockholders and Vijay Mallya under this Section 9 shall be in addition to any liability which the Company, the Selling Stockholders and Vijay Mallya may otherwise have, and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of
                           Section 15 of the Act or Section 20 of the Exchange Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability that the respective Underwriters may otherwise have, and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Company), to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act.

         10. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Shares are subject to the satisfaction of each of the following conditions:

                   (a) All of the representations and warranties of the Company and the Selling Stockholders contained in this Agreement shall be true and correct in all material respects on each Closing Date with the same force and effect as if made on and as of such Closing Date, and the Company and the Selling Stockholders shall have performed all covenants and agreements and satisfied all the conditions in this Agreement required to be performed or satisfied by them at or prior to such Closing Date.

                   (b) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the Act not later than 5:00 p.m., Pittsburgh time, on the date of this Agreement or at such later date and time as you may approve in writing, and all other post-effective amendments thereto shall have become effective and, if applicable, all filings required by Rule 424(b) and Rule 430A shall have been timely made and no stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus shall have been issued and no proceedings for that purpose shall have been initiated or threatened or shall be pending or contemplated by the Commission; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction.

                   (c) (i) Since the date of the latest balance sheet included in the Registration Statement, there shall not have been any material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects, whether or not arising in the ordinary course of business, of the Company, from that set forth in the Registration Statement; (ii) since the date of the latest balance sheet included in the Registration Statement, except as contemplated in the Registration Statement, there shall not have been any change in the capital stock or material increase in the debt of the Company from that set forth in the Registration Statement; (iii) since the date of the latest balance sheet included in the Registration Statement, the Company shall not have become a party to or subject to any litigation which is material to the Company; and (iv) the Company shall have no liability or obligation, direct or contingent, which is material to the Company, other than those reflected in or contemplated by the Registration Statement and the Prospectus or incurred in the ordinary course of business.

                   (d) The representations and warranties of the Company contained in this Agreement shall be true and correct on each Closing Date with the same force and effect as if made on and as of such Closing Date, and you shall have received a certificate of each of the Company and Vijay Mallya dated such Closing Date and addressed to you, and, in the case of the certificate of the Company, executed by the Chairman and the Chief Financial Officer in their capacities as executive officers of the Company, and, in each case, confirming the matters set forth in paragraphs
                           (a), (b) and (c) of this Section 10 and confirming that the signers have carefully examined the Registration Statement (including any amendment thereto), any 462(b) Registration Statement, and the Prospectus, and any amendments or supplements thereto, and they do not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                   (e) The representations and warranties of the Selling Stockholders contained in this Agreement shall be true and correct on each Closing Date with the same force and effect as if made on and as of such Closing Date, and you shall have received a certificate of each of the Selling Stockholders dated such Closing Date and addressed to you, signed by a person authorized to legally bind such Selling Stockholder in his capacity as such, confirming the matters set forth in paragraph (a) with respect to such Selling Stockholder.

                   (f) You shall have received an opinion on the Firm Closing Date, addressed to the Underwriters (satisfactory to you and counsel for the Underwriters) and dated such Closing Date, of Cohen & Grigsby, P.C., counsel to the Company, to the effect that:

                           (i)      The Company is a corporation duly
                                    organized, validly existing and in good
                                    standing under the laws of the State of
                                    Delaware and has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; the Company does not control, directly or indirectly, any corporation, partnership, joint venture, association or other business association; and the Company is duly qualified and in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except for failures to be so qualified which would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

                            (ii) The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to issue, sell and deliver the Shares in accordance with the terms and conditions herein.

                            (iii) The Company has all requisite power and authority and all necessary material authorizations, approvals, consents, orders, licenses, certificates and permits to own, lease and license its respective properties and conduct its respective businesses as now being conducted and as described in the Registration Statement and the Prospectus, no such authorization, approval, consent, order, license, certificate or permit contains a materially burdensome restriction other than as disclosed in the Registration Statement and the Prospectus; and the Company has all requisite power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares to be sold by it hereunder, other than those required under foreign and state Blue Sky or securities laws;

                            (iv) This Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement and obligation of the Company and is enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting rights and remedies of creditors and other obligees generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                            (v) No holder of any security of the Company or of any right to receive any security of the Company has the right to have any securities owned by such holder registered pursuant to the Registration Statement or otherwise registered by the Company under the Act.

                            (vi) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus (except for subsequent issuances, if any, pursuant to this Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of options referred to in the Prospectus) and the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued, fully paid and nonassessable and none of the outstanding shares of capital stock of the Company was issued in violation of or subject to any preemptive or other similar rights.

                            (vii) The Shares have been duly authorized and, when issued, delivered and sold in accordance with the terms of this Agreement will be validly issued, fully paid and nonassessable and will not have been issued in violation of or be subject to any preemptive rights; and upon delivery of the Shares and payment therefor in the manner described in this Agreement, each of the Underwriters will receive title to such Shares, free and clear of all liens, pledges, charges, claims, security interests, restrictions on transfer, agreements or other defects of title whatsoever other than those resulting from any action taken by the Underwriters, if such Underwriters acquire the Shares in good faith and without notice of adverse claim.

                            (viii) There is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of capital stock of the Company or any security convertible into or exercisable for or exchangeable for capital stock of the Company other than as referred to herein or described in the Registration Statement and the Prospectus.

                            (ix) The Common Stock conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus under the caption "Description of Capital Stock;" all of the shares of capital stock of the Company outstanding prior to the Effective Date have been legended to restrict the transferability thereof.

                            (x) The Registration Statement, including any 462(b) Registration Statement, and all post-effective amendments have been declared effective under the Act, all filings required by Rule 424(b) and Rule 430A have been timely made, and no stop order suspending the use of any preliminary prospectus or the Prospectus or the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued, and no proceedings for that purpose have been taken or are pending before or are threatened or contemplated by the Commission.

                            (xi)    The statements under the captions
                                    "Management," "Business--Litigation" and
                                    "Description of Capital Stock" in the
                                    Registration Statement and the Prospectus, and under Items 14 and 15 of Part II of the Registration Statement, insofar as such statements constitute summaries of legal matters, documents or proceedings referred to therein, the Company's charter and bylaws or legal conclusions, has been reviewed by us and is correct in all material respects.

                            (xii) The Company owns or possesses adequate and enforceable rights to use, all Intellectual Property necessary in all material respects for the conduct of its business as described in the Registration Statement and the Prospectus and there is no material claim pending against the Company with respect to such Intellectual Property, and the Company has not received notice that use of such Intellectual Property infringes upon or conflicts with the rights of any third party which might materially adversely affect the properties, business, financial condition or results of operation of the Company.

                            (xiii) The form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements and with any applicable requirements of the charter and by-laws of the Company.

                            (xiv)   There is not pending or, to our best
                                    knowledge after due inquiry, threatened any action, suit, proceeding, inquiry or investigation, to which the Company is a party, or to which the property of the Company is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially adversely affect the consummation of the transactions contemplated in this Agreement (including, the issuance and sale of the Shares and the use of proceeds from the sale of Shares as described in the Prospectus under the caption "Use of Proceeds") or the performance by the Company of its obligations thereunder.

                            (xv)    There is not pending or, to our best
                                    knowledge after due inquiry, threatened any action, suit, proceeding, inquiry or investigation, to which the Company is a party, or to which the property of the Company is subject, before or brought by any court or any governmental agency or other proceeding, domestic or foreign, which is required to be described in the Registration Statement or the Prospectus and is not so described, or of any contract or other document which is required to be described in the Registration Statement or the Prospectus or is required to be filed as an exhibit to the Registration Statement which is not described or filed as required.

                            (xvi) There are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

                            (xvii)  All descriptions in the Registration
                                    Statement of contracts and other documents to which the Company is a party are accurate in all material respects; there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

                            (xviii) The Company is not in violation of its
                                    charter or by-laws and no default by the Company exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement.

                            (xix) The Company's execution and delivery of, and its performance of its obligations under, this Agreement and the consummation of the transactions contemplated hereby and in the Registration Statement (including the issuance and sale of the Shares and the use of the proceeds from the sale of the Shares as described in the Prospectus under the caption "Use of Proceeds") will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default under (or an event that with notice or lapse of time, or both, would constitute a default under) or require approval or consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any Material Contract or any Material Permit,
                                    (ii) violate or conflict with any provision of the certificate of incorporation, by-laws or similar governing instruments of the Company or (iii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties or assets, except for those violations or conflicts that, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

                            (xx) Except for the order of the Commission declaring the Registration Statement effective and permits and similar authorizations required under foreign or state securities or Blue Sky laws, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required in connection with the due authorization, execution and delivery of this Agreement or for the offering, issuance or sale of the Shares.

                            (xxi) All sales by the Company of its capital stock since the date of incorporation (except for sales by the Company of Shares pursuant to this Agreement) were duly registered or the subject of an available exemption from the registration requirements of applicable securities laws (except in all such cases for any application of the principles or doctrine of integration of offerings or issuances, as to which such counsel need express no opinion).

                            (xxii) The Registration Statement (including any amendment thereto), any Rule 462(b) Registration Statement and the Rule 430A Information, all preliminary prospectuses and the Prospectus, and any supplement or amendment thereto (including any document incorporated by reference into the Prospectus), comply as to form in all material respects with the Act and Form S-1 promulgated under the Act (except the financial statements, selected financial data and financial schedules, if any, as to which such counsel need express no opinion), including the published rules and regulations of the Commission thereunder; the conditions for use of Form S-1, set forth in the General Instructions thereto, have been satisfied.

                            (xxiii) The Company is not an "investment company"
                                    or an entity "controlled" by an investment company," as such terms are defined in the 1940 Act.

                           In addition to the matters set forth above, such opinion shall also include a statement to the effect that although such counsel has not independently verified the accuracy or completeness of the information in the Registration Statement and Prospectus, they have participated in conferences with representatives of the Company and its independent accountants and investment bankers and their counsel at which the contents of the Registration Statement and the Prospectus were discussed at length and nothing has come to their attention that causes them to believe that (except for financial statements and schedules and other financial or statistical data, as to which such counsel need express no opinion) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, if applicable (except for financial statements and schedules and other financial or statistical data, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), on certificates of the executive officers of the Company and of governmental officials, provided that their opinion states that they are so doing and that the Underwriters are justified in relying on such certificates and copies of such certificates of executive officers of the Company are attached to the opinion.

                           Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                   (g) You will have received an opinion on each Closing Date, addressed to the Underwriters (satisfactory to you and counsel for the Underwriters) and dated such Closing Date, of Cohen & Grigsby, P.C., special counsel to each Selling Stockholder, to the effect that:

                            (i) Each Selling Stockholder is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands.

                            (ii) Each Selling Stockholder has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and to sell and deliver the Shares in accordance with the terms and conditions herein.

                            (iii) Each Selling Stockholder has good and clear title to the certificates for the Shares to be sold by it and upon delivery thereof, pursuant hereto and payment therefor, good and clear title will pass to the Underwriters, severally, free of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever, assuming the Underwriters purchase without notice of any adverse claim to the Shares.

                            (iv) This Agreement and the Custody Agreement have been duly authorized, executed and delivered by each Selling Stockholder (or the Attorneys-in-Fact, on behalf of the Selling Stockholders) and are valid and binding instruments, agreements and obligations of each Selling Stockholder and are enforceable against each Selling Stockholder in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws affecting rights and remedies of creditors and other obligees generally, and subject, as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity).

                            (v)     Except for permits and similar
                                    authorizations required under the securities or Blue Sky laws of certain jurisdictions, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required in connection with the due authorization, execution and delivery of this Agreement or for the offering, issuance or sale of the Shares.

                            (vi) The execution and delivery by each Selling Stockholder (or the Attorneys-in-Fact, on behalf of the Selling Stockholders), and its performance of its obligations under this Agreement, the Custody Agreement and the consummation of the transactions contemplated hereby and thereby, respectively (including the sale of the Shares by such Selling Stockholder), will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default under (or an event that with notice or lapse of time, or both, would constitute a default under) or require approval or consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder or any of its subsidiaries pursuant to the terms of any agreement, contract, indenture, mortgage, lease, license, arrangement or understanding to which such Selling Stockholder or any of its subsidiaries is a party, or to which any of their properties is subject, that is material to such Selling Stockholder or any of its subsidiaries or any governmental franchise, license or permit heretofore issued to such Selling Stockholder or any of its subsidiaries that is material to such Selling Stockholder, or
                                    (ii) violate or conflict with any provision of the articles or certificate of incorporation, by-laws or similar governing instruments of such Selling Stockholder or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or any of its subsidiaries or any of their respective properties or assets except for those violations or conflicts that, individually or in the aggregate, would not have a Material Adverse Effect on such Selling Stockholder or any of its subsidiaries, taken as a whole.

                           In rendering such opinion, such counsel may rely (A) as to matters involving the application of the laws of the British Virgin Islands, upon the opinion of ___________, special counsel to the Company (which opinion shall be dated and furnished to the Representatives at the Firm Closing Date or the Option Closing Date, as the case may be, shall be satisfactory in form and substance to counsel for the Underwriters and shall expressly state that the Underwriters may rely on such opinion as if it were addressed to them), provided that Cohen & Grigsby, P.C. shall state in their opinion that they believe that they and the Underwriters are justified in relying upon such opinion, and (B), as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of each Selling Stockholder and public officials, provided that their opinion states that they are doing so and that the Underwriters are justified in relying on such certificates and copies of certificates of officers of such Selling Stockholder are attached to the opinion. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                   (h) You shall have received on each Closing Date, an opinion (satisfactory to you and counsel for the Underwriters), dated such Closing Date, of ______________________, special immigration counsel for the Company, to the effect that: the statements under the captions "Risk Factors-Recruitment and Retention of IT Professionals," "-U.S. Regulation of Immigration," and "Business-Human Resources" in the Prospectus insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and that, except as disclosed therein, nothing has come to such counsel's attention that would cause such counsel to believe that the Company is not conducting its business in compliance with such summary as so stated, except for such violations that would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

                           In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), on certificates of the executive officers of the Company and of governmental officials, provided that their opinion states that they are so doing and that the Underwriters are justified in relying on such certificates and copies of such certificates of executive officers of the Company are to attached to the opinion.

                   (i) You shall have received on each Closing Date an opinion, dated the date of such Closing Date, from Buchanan Ingersoll Professional Corporation, counsel for the Underwriters, as to the matters referred to in clauses (iv) (but only as to authorization, execution and delivery of this Agreement by the Company), (vi) and (vii) (but only as to the shares to be issued and sold by the Company), (x), (xx),
                           (xxii) and to the effect of the first unnumbered paragraph of the foregoing paragraph (f), and to the effect that the statements under the caption "Underwriting" in the Prospectus, insofar as such statements constitute a summary of the documents referred to therein, fairly present the information called for with respect to such documents. In rendering such opinion with respect to the matters covered by clause (xxii), such counsel may state that their opinion and belief are based upon the procedures specified in such opinion.

                           In addition to the matters set forth above, such opinion shall also include a statement to the effect that although such counsel has not independently verified the accuracy or completeness of the information in the Registration Statement and Prospectus, they have participated in conferences with representatives of the Company, its independent accountants and its counsel and the investment bankers at which the contents of the Registration Statement and the Prospectus were discussed at length and nothing has come to their attention that causes them to believe that (except for financial statements and schedules and other financial or statistical data, as to which such counsel need express no opinion) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, as amended or supplemented, if applicable (except for financial statements and schedules and other financial or statistical data, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (j) At the time of the execution of this Agreement, the Representatives shall have received from Arthur Andersen LLP a letter dated such date and addressed to the Underwriters, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the Underwriters, (i) confirming that they are independent public accountants within the meaning of the Act including the applicable published rules and regulations and are in compliance with the applicable requirements relating to the qualification of accountants under Regulation S-X and (ii) containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

                   (k) At the Firm Closing Date, the Representatives shall have received from Arthur Andersen LLP a letter, dated as of such Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (j) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Firm Closing Date.

                   (l) At the Firm Closing Date, the Shares shall have been approved for quotation on the Nasdaq National Market, subject only to official notice of issuance.

                   (m) The NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                   (n) At the date of this Agreement, the Representatives shall have received an agreement (i) from the Company substantially in the form of Exhibit A-1 hereto, (ii) from the Selling Stockholders substantially in the form of

                           Exhibit A-2 hereto and (iii) from the persons and entities listed on Exhibit C hereto substantially in the form of Exhibit B hereto.

                   (o) In the event that the Underwriters exercise their option provided in Section 2 hereof to purchase all or any portion of the Option Shares, the representations and warranties of the Company and the Selling Stockholders contained herein and the statements in any certificates furnished by the Company, the Selling Stockholders hereunder or Vijay Mallya shall be true and correct as of each Closing Date, the Representatives shall have received:

                            (i) Certificates, dated such Closing Date, of the President and Chief Financial Officer of the Company, an authorized representative of the Principal Stockholder and Vijay Mallya, respectively, each confirming that the certificates delivered at the Firm Closing Date remain true and correct as of such date.

                            (ii) The favorable opinions of Cohen & Grigsby, P.C., counsel for the Company and the Principal Stockholder, together with the favorable opinion of _____________, special counsel to the Company, each in form and substance satisfactory to counsel for the Underwriters, dated such Closing Date, relating to the Option Shares to be purchased on such Closing Date and otherwise to the same effect as the opinions required by Sections 10(f), 10(g) and 10(h) hereof.

                            (iii) The favorable opinion of Buchanan Ingersoll Professional Corporation, counsel for the Underwriters, dated such Closing Date relating to the Option Shares to be purchased on such Closing Date and otherwise to the same effect as the opinions required by Section 10(i) hereof.

                            (iv) A letter from Arthur Andersen LLP, in form and substance satisfactory to the Representatives and dated such Closing Date, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 10(k) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Closing Date.

                   (p)     On each date requested, counsel for the
                           Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Shares as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                   (q) If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, by the date of this Agreement, or, in the case of any condition to the purchase of Option Shares, on a date which is after the Firm Closing Date, the obligations of the several Underwriters to purchase the relevant Option Shares, may be terminated by the Representatives by notice to the Company at any time at or prior to such Closing Date, as the case may be, and such termination shall be without liability or any party to any other party except as provided in Section 13 is and except that Sections 7, 8, 9 and 14 shall survive any such termination and remain in full force and effect.

         11. EFFECTIVE DATE OF AGREEMENT AND TERMINATION. This Agreement shall become effective when notification of the effectiveness of the Registration Statement has been released by the Commission.

         This Agreement may be terminated at any time prior to the Firm Closing Date by you by written notice to the Company and the Selling Stockholders if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any adverse change or a development involving a prospective adverse change in or affecting particularly the condition, financial or otherwise, of the Company or the earnings, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business, which would, in your reasonable judgment, materially impair the investment quality of the Shares, (ii) any outbreak of hostilities or other national or international calamity or crisis or change in the economic conditions, if the effect of such outbreak, calamity, crisis or change on the financial markets of the United States would, in your reasonable judgment, make the offering or delivery of the Shares impracticable,
(iii) suspension of trading in securities generally on the New York Stock Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on such exchange, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in your reasonable opinion materially and adversely affects or will materially and adversely affect the business or operations of the Company, (v) declaration of a banking moratorium by either federal, New York or Pennsylvania state authorities, (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the financial markets in the United States, or (vii) if there shall have been such a material change in the general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in your reasonable judgment, makes it inadvisable to proceed with the delivery of the Shares. Any termination of this Agreement pursuant to this paragraph of Section 11 shall be without liability on the part of the Company or the Selling Stockholder or any Underwriter, except as otherwise provided in Sections 9 and 12 hereof.

         If on the Firm Closing Date or on the Option Closing Date, as the case may be, any of the Underwriters shall fail or refuse to purchase the Firm Shares or Option Shares, as the case may be, which it has agreed to purchase hereunder on such date, and arrangements satisfactory to the non-defaulting Underwriter(s) for purchase of such Shares are not made within 48 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Underwriter(s); provided, however, that if the number of Shares to be purchased by the defaulting Underwriter(s) on such Closing Date shall not exceed 10% of the Shares that all the Underwriters are obligated to purchase on such date, then each of the non-defaulting Underwriter(s) shall be obligated to purchase such Shares on the terms herein set forth in proportion to their respective obligations hereunder. In any such case which does not result in termination of this Agreement, either the non-defaulting Underwriter(s) or the Company shall have the right to postpone the Firm Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve the defaulting Underwriter(s) from liability in respect of any default of such Underwriter(s) under this Agreement. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this
Section 11.

         Failure or refusal by any Selling Stockholder (otherwise than for a reason sufficient hereunder to justify the termination of this Agreement) to sell and deliver on the Firm Closing Date or the Option Closing Date, as the case may be, the aggregate number of Shares agreed to be sold and delivered by such Selling Stockholder shall in no manner relieve the Company of its obligations under this Agreement, and the Underwriters shall have the right to elect to purchase on such Closing Date, in accordance with the terms and provision of this Agreement, the number of Shares to be sold by the Company. In the event the Underwriters elect to purchase the remaining Shares, then the Firm Closing Date or the Option Closing Date, as the case may be, may be postponed, in your discretion, for a period of not more than seven days in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

         12. EXPENSES. Whether or not this Agreement becomes effective or is terminated or the sale of Shares to the Underwriters is consummated, the Company shall pay all costs, including mailing costs, expenses (including stock transfer taxes), fees (other than the fees of counsel for the Underwriters except to the extent set forth in clause (iv) of this Section 12 or in Section 14 hereof) and taxes incident to (i) the preparation, printing, filing and distribution under the Act of the Registration Statement (including the financial statements therein and exhibits thereto) and the Prospectus, each preliminary prospectus and all amendments and supplements to any of them prior to or during the period specified in paragraph (e) of Section 5 hereof, but not exceeding ten months after the Effective Date, (ii) the printing and distribution of the Prospectus and all amendments or supplements to it during the period specified in paragraph (e) of Section 5 hereof, but not exceeding ten months after the Effective Date, (iii) the preparation, printing and distribution of the Blue Sky Memoranda and the printing and distribution of this Agreement and other underwriting documents, including the Agreement Among Underwriters, the Dealer Agreement, the Underwriters' Questionnaire and Power of Attorney, and all other agreements, memoranda, correspondence and other documents printed and delivered in connection with the offering of the Shares, (iv) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states (including the fees and disbursements of counsel for the Underwriters relating to such registration or qualification), (v) filing fees and clearance of the NASD in connection with the offering, (vi) underwriter, dealer and institutional meetings (including the travel, lodging and other expenses of the Company's representatives), except that the Underwriters shall pay their own respective travel and lodging expenses, and
(vii) the performance by the Company and the Selling Stockholder of their other obligations under this Agreement.

         13. NOTICES. All notices and communications given pursuant to this Agreement shall be in writing and mailed or transmitted by any standard form of telecommunication: (a) if to the Company, at 100 Sainte Claire Plaza, 1121 Boyce Road, Pittsburgh, PA 15241, Attention: Manohar B. Hira, telephone number: (412) 941-1800, facsimile number: (412) 941-2829, with a copy to Cohen & Grigsby, P.C., 2900 CNG Tower, 625 Liberty Avenue, Pittsburgh, PA
15222-3115, Attention: David Lowe, Esq., telephone number: (412) 394-4900, facsimile number: (412) 391-3382; (b) if to the Selling Stockholders, to the Selling Stockholders c/o UBICS, Inc., 100 Sainte Claire Plaza, 1121 Boyce Road, Pittsburgh, PA 15241, Attention: Manohar B. Hira, telephone number: (412) 941-1800, facsimile number: (412) 941-2829, with a copy to Cohen & Grigsby, P.C., 2900 CNG Tower, 625 Liberty Avenue, Pittsburgh, PA 15222-3115,
Attention: David Lowe, Esq., telephone number: (412) 394-4900, facsimile number: (412) 391-3382; and (c) if to you, c/o Parker/Hunter Incorporated at 600 Grant Street, 31st Floor, Pittsburgh, PA 15219, Attention: Syndicate Department, telephone number: (412) 562-8000, facsimile number (412) 562-7843, with a copy to Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, PA 15219-1410, Attention: Ronald Basso, Esq., telephone number: (412) 562-8800, facsimile number: (412) 562-1041; or in any case to such other address as the person to be notified may have requested in writing.

         14.       SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

                   (a) The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, the Company, Vijay Mallya, the officers and directors of the Company and Selling Stockholders and of the several Underwriters set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or by or on behalf of Vijay Mallya, the Company, its officers or directors or any controlling person of the Company or the Selling Stockholders or any controlling person of the Selling Stockholders or (ii) acceptance of the Shares and payment for them hereunder.

                   (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 12 hereof, and provided further that Sections 7, 8, 9 and 14 shall survive such termination and remain in full force and effect.

                   (c) If this Agreement shall be terminated by the Underwriters because of any failure or refusal on the part of the Sellers to comply with the terms or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse the several Underwriters for all out-of-pocket expenses (including the fees and expenses of its counsel) reasonably incurred by them.

         15. PARTIES. Except as otherwise expressly provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Selling Stockholders, the Underwriters, any controlling persons referred to herein and their respective heirs, executors, successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The terms "successors and assigns" shall not include a purchaser of any of the Shares from any of the several Underwriters merely because of such purchase.

         16. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         17. COUNTERPARTS. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. Please confirm by signing and returning to us four counterparts of this Agreement that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders, Vijay Mallya and the several Underwriters.

                                        Very truly yours,

                                        UBICS, INC.


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:


                                        THE SELLING STOCKHOLDERS NAMED
                                        IN SCHEDULE I

                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:  Attorney-in-Fact


                                        --------------------------------------
                                        Vijay Mallya

The foregoing Underwriting Agreement is hereby confirmed and accepted on behalf of each Underwriter as of the date first above written.

PARKER/HUNTER INCORPORATED


By:
   ----------------------------
   Name:
   Title:

SCOTT & STRINGFELLOW, INC.


By:
   ----------------------------
   Name:
   Title:

Acting on behalf of themselves and as Representatives of the several Underwriters named in Schedule II annexed hereto.

                                   SCHEDULE I



                                           Number of             Number of
                                          Firm Shares          Option Shares
         Selling Stockholders             to be sold            to be sold
         --------------------             ----------            ----------
    United Breweries Information &          400,000               300,000
    Consultancy Services Ltd.

      Arco Investment Group Ltd.            100,000              --------

                                   SCHEDULE II


                                                             Firm Shares
                                                           to be Purchased
Parker/Hunter Incorporated...............................
Scott & Stringfellow, Inc................................

                     EXHIBIT A-1 TO UNDERWRITING AGREEMENT


                                  UBICS, Inc.
                    Initial Public Offering of Common Stock


Parker/Hunter Incorporated
Scott & Stringfellow, Inc.
  as Representatives of the several Underwriters
c/o Parker/Hunter Incorporated
600 Grant Street, 31st Floor
Pittsburgh, Pennsylvania  15219

           Re:  UBICS, Inc.
                Initial Public Offering of Common Stock
                ---------------------------------------

Ladies and Gentlemen:

         The undersigned, on behalf of UBICS, Inc., a Delaware corporation (the "Company"), has been advised and understands that in connection with the proposed initial public offering of common stock, par value $.01 per share (the "Common Stock"), of the Company, the Company intends to enter into the Underwriting Agreement (the "Underwriting Agreement") with you. In order to induce you to execute the Underwriting Agreement, the undersigned, on behalf of the Company, agrees that, during the period of 180 days from the date of the Prospectus (as defined in the Underwriting Agreement), without the prior written consent of Parker/Hunter Incorporated, the Company will not, directly or indirectly, sell, offer, pledge, contract or grant an option to sell, transfer, or otherwise dispose of, or announce the offering of, or file any registration statement under the Securities Act of 1933, as amended, in respect of, any shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock or publicly announce the intention to do any of the foregoing, except for sales of shares of Common Stock in accordance with the Underwriting Agreement.

         If for any reason the Underwriting Agreement shall be terminated prior to the Firm Closing Date (as defined in the Underwriting Agreement), the agreement set forth herein shall likewise be terminated.

Dated:  ________________ __, 1997.

                                        Very truly yours,

                                        UBICS, INC.

                                        ----------------------------------------
                                        Name:
                                        Title:

                      EXHIBIT A-2 TO UNDERWRITING AGREEMENT


                                   UBICS, Inc.
                     Initial Public Offering of Common Stock

Parker/Hunter Incorporated
Scott & Stringfellow, Inc.
  as Representatives of the several Underwriters
c/o Parker/Hunter Incorporated
600 Grant Street, 31st Floor
Pittsburgh, Pennsylvania  15219

         Re:  UBICS, Inc.
              Initial Public Offering of Common Stock
              ---------------------------------------

Ladies and Gentlemen:

         The undersigned has been advised and understands that in connection with the proposed initial public offering of common stock, par value $.01 per share (the "Common Stock"), of UBICS, Inc., a Delaware corporation (the "Company"), the Company intends to enter into the Underwriting Agreement (the "Underwriting Agreement") with you. In order to induce you to execute the Underwriting Agreement, the undersigned agrees that, during the period of 180 days from the date of the Prospectus (as defined in the Underwriting Agreement), without the prior written consent of Parker/Hunter Incorporated, the undersigned will not, directly or indirectly, sell, offer, pledge, contract or grant an option to sell (including without limitation any short sale), transfer, establish an open put equivalent or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock held by the undersigned, or publicly announce the intention to do any of the foregoing, except for sales of shares of Common Stock in accordance with the Underwriting Agreement.

         If for any reason the Underwriting Agreement shall be terminated prior to the Firm Closing Date (as defined in the Underwriting Agreement), the agreement set forth herein shall likewise be terminated.

Dated:  ___________ __, 1997.

                                        Very truly yours,

                                        [INSERT NAME OF SELLING STOCKHOLDER]

                                        ----------------------------------------
                                        Name:
                                        Title:

                       EXHIBIT B TO UNDERWRITING AGREEMENT


                                   UBICS, Inc.
                     Initial Public Offering of Common Stock


Parker/Hunter Incorporated
Scott & Stringfellow, Inc.
  as Representatives of the several Underwriters
c/o Parker/Hunter Incorporated
600 Grant Street, 31st Floor
Pittsburgh, Pennsylvania  15219

         Re:  UBICS, Inc.
              Initial Public Offering of Common Stock
              ---------------------------------------


Ladies and Gentlemen:

         The undersigned has been advised and understands that in connection with the proposed initial public offering of common stock, par value $.01 per share (the "Common Stock"), of UBICS, Inc., a Delaware corporation (the "Company"), the Company intends to enter into the Underwriting Agreement (the "Underwriting Agreement") with you. In order to induce you to execute the Underwriting Agreement, the undersigned agrees that, during the period of 180 days from the date of the Prospectus (as defined in the Underwriting Agreement), without the prior written consent of Parker/Hunter Incorporated, the undersigned will not, directly or indirectly, sell, offer, pledge, contract or grant an option to sell (including without limitation any short sale), transfer, establish an open put equivalent or otherwise dispose of any shares of Common Stock, options or warrants to acquire shares of Common Stock held by the undersigned, or publicly announce the intention to do any of the foregoing, except for sales of shares of Common Stock in accordance with the Underwriting Agreement.

         If for any reason the Underwriting Agreement shall be terminated prior to the Firm Closing Date (as defined in the Underwriting Agreement), the agreement set forth herein shall likewise be terminated.

Dated:  ______________ __, 1997.


                                        Very truly yours,

                                        ----------------------------------------
                                        Name:

                                    EXHIBIT C




Vijay Mallya

Manohar B. Hira

O'Neil Nalavadi

Babu Srinivas